American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 83.80%
Basic Materials - 0.75%
Berry Global, Inc., Due 5/15/2026, USD Term Loan UB	$17,000	$16,904
Polymer Additives, Inc., 8.439%, Due 7/31/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 6.000%)	35,955	34,517
Starfruit Finco B.V., 5.717%, Due 10/1/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 3.250%)	17,000	16,848
Vantage Specialty Chemicals, Inc.,
5.939%, Due 10/28/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	3,747	3,682
6.022%, Due 10/28/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	3,218	3,161

		75,112

Consumer - 20.05%
APX Group, Inc.,
7.439%, Due 4/1/2024, 2018 Term Loan B, (1-mo. LIBOR + 5.000%)	1,988	1,908
9.500%, Due 4/1/2024, 2018 Term Loan B, (3-mo. PRIME + 4.000%)	2	2
ASP Unifrax Holdings, Inc.,
6.351%, Due 12/12/2025, Term Loan B, (3-mo. LIBOR + 3.750%)	249,375	243,577
11.093%, Due 12/14/2026, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	12,000	11,460
Bulldog Purchaser, Inc.,
7.750%, Due 8/21/2026, 2018 2nd Lien Delayed Draw Term LoanC	50,000	49,500
10.189%, Due 9/4/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 7.750%)	330,000	326,700
Cambium Learning Group, Inc.
7.080%, Due 12/18/2025, Term Loan B, (2-mo. LIBOR + 4.500%)	107	107
7.083%, Due 12/18/2025, Term Loan B, (3-mo. LIBOR + 4.500%)	42,773	42,612
Deluxe Entertainment Services Group, Inc., Due 2/28/2020, Term Loan 2014B	6,000	5,340
Give & Go Prepared Foods Corp., Due 7/29/2023, 2017 1st Lien Add-On Term LoanB	6,000	5,483
Hearthside Food Solutions LLC,
6.126%, Due 5/23/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.688%)	6,000	5,854
6.439%, Due 5/23/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	249,375	245,946
NorthPole Newco S.a r.l, Due 4/10/2025, Term Loan, (3-mo. LIBOR + 7.000%)B	400,000	363,000
Panther BF Aggregator 2 LP, 5.929%, Due 4/30/2026, USD Term Loan B, (1-mo. LIBOR + 3.500%)	187,000	185,482
Playpower, Inc., 7.980%, Due 4/26/2026, 2019 Term Loan, (3-mo. LIBOR + 5.500%)	612	613
Pure Fishing, Inc., 6.952%, Due 11/30/2025, Term Loan, (3-mo. LIBOR + 4.500%)	260,000	247,000
TopGolf International, Inc., 7.967%, Due 2/9/2026, Term Loan B, (1-mo. LIBOR + 5.500%)	250,000	250,625
United Natural Foods, Inc., 6.689%, Due 10/22/2025, Term Loan B, (1-mo. LIBOR + 4.250%)	23,927	20,457
USS Ultimate Holdings, Inc., 6.189%, Due 8/25/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,977	2,976

		2,008,642

Defense - 0.30%
Maxar Technologies Ltd., 5.190%, Due 10/4/2024, Term Loan B, (1-mo. LIBOR + 2.750%)	33,914	29,760

		29,760

Energy - 2.06%
EG Finco Ltd., 10.601%, Due 4/20/2026, 2018 USD 2nd Lien Term Loan, (3-mo. LIBOR + 8.000%)	162,087	160,061
McDermott Technology Americas, Inc., 7.439%, Due 5/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	42,950	41,625
Natgasoline LLC, 6.125%, Due 11/14/2025, Term Loan B, (3-mo. LIBOR + 3.500%)	4,988	4,975

		206,661

Financial - 9.22%
B.C. Unlimited Liability Co., 6.602%, Due 4/6/2026, 2019 Term Loan B2, (3-mo. LIBOR + 4.000%)	15,035	15,058
AIS Holdco LLC, 7.583%, Due 8/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	5,925	5,451
Aretec Group, Inc., 6.689%, Due 10/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	16,958	16,661

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 83.80% (continued)
Financial - 9.22% (continued)
Avison Young (Canada), Inc.,
7.439%, Due 1/31/2026, Term Loan, (1-mo. LIBOR + 5.000%)	$11,538	$11,307
7.481%, Due 1/31/2026, Term Loan, (2-mo. LIBOR + 5.000%)	34,615	33,923
7.522%, Due 1/31/2026, Term Loan, (3-mo. LIBOR + 5.000%)	125,986	123,466
7.541%, Due 1/31/2026, Term Loan, (2-mo. LIBOR + 5.000%)	115,385	113,077
7.583%, Due 1/31/2026, Term Loan, (3-mo. LIBOR + 5.000%)	86,538	84,808
7.481%, Due 1/31/2026, Term Loan, (2-mo. LIBOR + 5.000%)	34,615	33,923
Confie Seguros Holding II Co., 11.126%, Due 10/31/2025, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	21,000	20,440
Jefferies Finance LLC, Due 5/21/2026, 2019 Term LoanB	500,000	498,905

		923,096

Health Care - 4.37%
21st Century Oncology Holdings, Inc., 8.735%, Due 1/16/2023, Exit Term Loan, (3-mo. LIBOR + 6.125%)	8,977	7,850
Air Methods Corp., 6.101%, Due 4/21/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	1,998	1,737
Global Medical Response, Inc., Due 3/14/2025, 2017 Term Loan B2B	7,000	6,851
HC Group Holdings II, Inc., Due 5/21/2026, Term Loan BB	250,000	248,125
Premise Health Holding Corp.,
1.000%, Due 7/10/2025, 2018 1st Lien Delayed Draw Term LoanC	882	873
6.351%, Due 7/10/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	11,062	10,942
RegionalCare Hospital Partners Holdings, Inc., 6.930%, Due 11/17/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.500%)	149,375	148,921
U.S. Renal Care, Inc., 6.851%, Due 12/30/2022, 2015 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	11,938	11,936

		437,235

Manufacturing - 4.33%
Anvil International LLC, Due 5/17/2026, 2019 Term LoanB	10,000	9,800
Bright Bidco B.V.,
5.939%, Due 6/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	4,201	3,171
5.940%, Due 6/30/2024, 2018 Term Loan B, (3-mo. LIBOR + 3.500%)	8,733	6,594
Brookfield WEC Holdings, Inc., 5.939%, Due 8/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	8,978	8,952
Constellis Holdings, LLC, 7.540%, Due 4/21/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	7,957	6,604
DG Investment Intermediate Holdings, Inc., 5.439%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	3,971	3,866
GlobalLogic Holdings, Inc., 5.689%, Due 8/1/2025, 2018 Add On 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	7,836	7,819
Innovative Water Care Global Corp., 7.601%, Due 2/20/2026, 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	18,000	17,040
NN, Inc.,
5.689%, Due 4/2/2021, 2017 Term Loan, (1-mo. LIBOR + 3.250%)	1,937	1,908
6.189%, Due 10/19/2022, 2016 Term Loan B, (1-mo. LIBOR + 3.750%)	5,959	5,900
Polar US Borrower, LLC,
7.348%, Due 10/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	10,674	10,381
7.351%, Due 10/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	298	290
Sundyne US Purchaser, Inc., 6.439%, Due 5/15/2026, Term Loan, (1-mo. LIBOR + 4.000%)	350,000	349,125
VIP Cinema Holdings, Inc., 8.430%, Due 3/1/2023, USD Term Loan B, (1-mo. LIBOR + 6.000%)	2,919	2,649

		434,099

Media - 3.06%
Allen Media, LLC,
8.967%, Due 9/22/2023, 2018 Term Loan B, (1-mo. LIBOR + 6.500%)	800	796
8.970%, Due 9/22/2023, 2018 Term Loan B, (3-mo. LIBOR + 6.500%)	5,125	5,099
AppLovin Corp., 6.189%, Due 8/15/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	2,993	2,991

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 83.80% (continued)
Media - 3.06% (continued)
Univision Communications, Inc., 5.189%, Due 3/15/2024, Term Loan C5, (1-mo. LIBOR + 2.750%)	$51,077	$48,388
WeddingWire, Inc., 6.939%, Due 12/19/2025, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	249,375	248,751

		306,025

Service - 19.15%
Alvogen Pharma US, Inc., 7.190%, Due 4/2/2022, 2018 Term Loan B, (1-mo. LIBOR + 4.750%)	14,000	12,810
Cengage Learning, Inc., 6.680%, Due 6/7/2023, 2016 Term Loan B, (1-mo. LIBOR + 4.250%)	32,000	30,429
Digital Room Holdings, Inc., Due 5/8/2026, Term LoanB	12,000	11,790
Employbridge LLC, 7.101%, Due 4/18/2025, Term Loan B, (3-mo. LIBOR + 4.500%)	4,875	4,863
Imagine! Print Solutions, Inc., 7.190%, Due 6/21/2022, 2017 Term Loan, (1-mo. LIBOR + 4.750%)	400,153	342,131
KUEHG Corp., 10.851%, Due 8/18/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 8.250%)	250,000	248,438
LifeMiles Ltd., 7.939%, Due 8/18/2022, Term Loan B, (1-mo. LIBOR + 5.500%)	5,514	5,486
McGraw-Hill Global Education Holdings LLC,
Due 5/4/2022, 2016 Term Loan BB	27,000	25,603
6.439%, Due 5/4/2022, 2016 Term Loan B, (1-mo LIBOR + 4.000%)	24,000	22,759
Quad/Graphics, Inc., 7.440%, Due 1/31/2026, 2018 Term Loan B, (1-mo. LIBOR + 5.000%)	500,000	500,000
Travelport Finance (Luxembourg) S.a.r.l.,
Due 3/13/2026, 2019 Term LoanB	233,000	222,417
Due 3/31/2027, 2019 2nd Lien Term LoanB	500,000	485,000
West Corporation,
6.439%, Due 10/10/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	18	16
6.522%, Due 10/10/2024, 2017 Term Loan, (3-mo. LIBOR + 4.000%)	6,965	6,480

		1,918,222

Technology - 12.44%
24-7 Intouch, Inc., 6.689%, Due 8/20/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	7,960	7,562
Almonde, Inc., 6.101%, Due 6/13/2024, USD 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	17,904	17,516
Aptean, Inc., 6.689%, Due 3/31/2026, 2019 Term Loan, (1-mo. LIBOR + 4.250%)	10,000	10,004
ConvergeOne Holdings Corp., 7.439%, Due 1/4/2026, 2019 Term Loan, (1-mo. LIBOR + 5.000%)	500,000	481,875
DigiCert, Inc., 10.439%, Due 10/31/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	200,000	198,000
Dun & Bradstreet Corp., 7.430%, Due 2/1/2026, Term Loan, (1-mo. LIBOR + 5.000%)	57,000	56,857
Dynatrace LLC, 5.689%, Due 8/22/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	17,595	17,560
Genuine Financial Holdings LLC, 6.189%, Due 7/12/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,985	2,966
MLN US HoldCo LLC,
6.939%, Due 11/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	1,995	1,972
11.189%, Due 11/30/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	199,000	195,145
NeuStar, Inc., 10.439%, Due 8/8/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	250,000	236,875
Project Alpha Intermediate Holding, Inc., 6.780%, Due 4/26/2024, 2019 Incremental Term Loan B, (3-mo. LIBOR + 4.250%)	6,000	5,993
TriTech Software Systems, 6.189%, Due 8/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	7,980	7,884
Verifone Systems, Inc., 6.520%, Due 8/20/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	5,970	5,887

		1,246,096

Telecommunications - 7.66%
Global Tel*Link Corp., 6.689%, Due 11/29/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	249,375	249,375
Intelsat Jackson Holdings S.A.,
6.180%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. LIBOR + 3.750%)	7,000	6,898

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 83.80% (continued)
Telecommunications - 7.66% (continued)
Intelsat Jackson Holdings S.A. (continued)
6.625%, Due 1/2/2024, 2017 Term Loan B5D	$8,000	$7,995
6.930%, Due 1/2/2024, 2017 Term Loan B4, (1-mo. LIBOR + 4.500%)	8,000	7,994
Securus Technologies Holdings, Inc., 10.689%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	500,000	477,500
U.S. Telepacific Corp., 7.601%, Due 5/2/2023, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	18,000	17,134

		766,896

Transportation - 0.41%
Dynasty Acquisition Co., Inc., 6.602%, Due 4/6/2026, 2019 Term Loan B1, (3-mo. LIBOR + 4.000%)	27,965	28,009
Entrans International LLC, 8.439%, Due 11/2/2024, 2018 Term Loan, (1-mo. LIBOR + 6.000%)	11,775	11,598
Gruden Acquisition, Inc., 8.101%, Due 8/18/2022, 2017 Term Loan, (3-mo. LIBOR + 5.500%)	1,985	1,965

		41,572

Total Bank Loan Obligations (Cost $8,461,484)		8,393,416

CORPORATE OBLIGATIONS - 4.60%
Communications - 2.54%
Univision Communications, Inc., 5.125%, Due 2/15/2025E	278,000	254,584

Consumer, Non-Cyclical - 2.03%
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.750%, Due 12/1/2026E	193,000	203,115

Energy - 0.03%
McDermott Technology Americas, Inc. / McDermott Technology US, Inc., 10.625%, Due 5/1/2024E	4,000	3,399

Total Corporate Obligations (Cost $451,073)		461,098

FOREIGN CORPORATE OBLIGATIONS - 3.49% (Cost $350,666)
Consumer, Cyclical - 3.49%
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.500%, Due 5/15/2027E	350,000	349,125

	Shares
SHORT-TERM INVESTMENTS - 4.17% (Cost $417,779)
Investment Companies - 4.17%
American Beacon U.S. Government Money Market Select Fund, 2.32%F G	417,779	417,779

TOTAL INVESTMENTS - 96.06% (Cost $9,681,002)		9,621,418
OTHER ASSETS, NET OF LIABILITIES - 3.94%		394,424

TOTAL NET ASSETS - 100.00%		$10,015,842

Percentages are stated as a percent of net assets.

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B	Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of May 31, 2019.
C

Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $50,882 or 0.51% of net assets. Of this amount, $50,000 and $882 relates to Bulldog Purchaser, Inc. and Premise Health Holding Corp., respectively.

D	Fixed Rate.
E

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $810,223 or 8.09% of net assets. The Fund has no right to demand registration of these securities.

F	The Fund is affiliated by having the same investment advisor.
G	7-day yield.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2019 (Unaudited)

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of May 31, 2019, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$—	$8,393,416	$—	$8,393,416
Corporate Obligations	—	461,098	—	461,098
Foreign Corporate Obligations	—	349,125	—	349,125
Short-Term Investments	417,779	—	—	417,779

Total Investments in Securities - Assets	$417,779	$9,203,639	$—	$9,621,418

(1)	Unfunded loan commitments represent $50,882 at period end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended May 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2019 (Unaudited)

Organization

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a recently-organized, non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers one class of shares of beneficial interest (“Shares”), Y Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on July 2, 2018.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 per account, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 5% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2019 (Unaudited)

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes before its assets reach approximately $25 million.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its NAV per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2019 (Unaudited)

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2019 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

Cost of Investments for Federal Income Tax Purposes

As of May 31, 2019, the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$9,681,002	$53,080	$(112,664)	$(59,584)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2018, the Fund did not have any capital loss carryforwards.